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                                                                      EXHIBIT 25
                                                                      ----------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM T-1

                           -------------------------

             STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                   [_] CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                              FLEET NATIONAL BANK
         ------------------------------------------------------------
              (Exact name of trustee as specified in its charter)

            Not applicable                             04-0317415
       --------------------------              --------------------------
       (State of incorporation if                   (I.R.S. Employer
       not a national bank)                         Identification No.)

            111 Westminster Street, Providence, Rhode Island 02903
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                Not applicable
         ------------------------------------------------------------
           (Name, address and telephone number of agent for service)

                      Mark IV Industries, Inc., as Issuer
         ------------------------------------------------------------
              (Exact name of obligor as specified in its charter)

                Delaware                               23-1733979
       --------------------------------        --------------------------
        (State or other jurisdiction of             (I.R.S. Employer
        incorporation or organization)              Identification No.)

            501 John James Audubon Parkway, Amherst, NY 14226-0810
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                   7-3/4% Senior Subordinated Notes Due 2006
         ------------------------------------------------------------
                      (Title of the indenture securities)
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Item 1.  General Information.
         -------------------

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

                The Comptroller of the Currency,
                Washington, D.C.

                Board of Governors of the Federal Reserve System,
                Washington, D.C.

                Federal Deposit Insurance Corporation,
                Washington, D.C.

     (b)     Whether it is authorized to exercise corporate trust powers:

                The trustee is so authorized.

Item 2.  Affiliations with obligor. If the obligor is an affiliate of the
         -------------------------
trustee, describe each such affiliation.

        None with respect to the trustee; none with respect to Fleet Financial Group, Inc. and its affiliates (the "affiliates").

Item 16. List of exhibits. List below all exhibits filed as a part of this
         ----------------
statement of eligibility and qualification.

        1. * A copy of the articles of association of the trustee as now in effect. (See Exhibit 25 of Registration Statement No.333-01843).

        2. * A copy of the certificate of authority of the trustee to do business. (See Exhibit 25, Registration Statement No. 333-01843).

        3. The authorization of the trustee to exercise corporate trust powers is referenced in Exhibit 2 of this Item 16.

        4. * A copy of the by-laws of the trustee as now in effect. (See Exhibit 25, Registration Statement No. 333-01843).

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        5.  Consent of the trustee required by Section 321(b) of the Act.

        6.* A copy of the latest report of condition dated December 31, 1995 of the trustee published pursuant to law or the requirements of its supervising or examining authority as now in effect. (See Exhibit 25 of Registration Statement No. 333-01843).

*The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

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                                     NOTES

        1. Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information.

        2. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-l.

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SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association incorporated and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Providence, and State of Rhode Island, and Providence Plantation on the 2nd day of April 1996.


                                        FLEET NATIONAL BANK,
                                        Trustee

                                        By /s/ Stephen M. Maceroni
                                          -------------------------

                                        Name: Stephen M. Maceroni
                                        Title: Trust Officer

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                                   EXHIBIT 5

                            CONSENT OF THE TRUSTEE
                          REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939
                      ----------------------------------

        The undersigned, as Trustee under an Indenture between Mark IV and Fleet National Bank, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        FLEET NATIONAL BANK,
                                        Trustee

                                        By /s/ Stephen M. Maceroni
                                          -------------------------

                                        Name: Stephen M. Maceroni
                                        Title: Trust Officer

Dated: April 2, 1996

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